UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2020

Hospitality Investors Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower
65 East 55th Street, Suite 801
New York, NY 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On December 23, 2020, following discussion and consultation with AETHOS Consulting Group, the compensation consultant of Hospitality Investors Trust, Inc. (the “Company”), and in light of, among other factors, the impact of the ongoing coronavirus pandemic on the Company’s business and results of operations, the Company entered into amendments to the employment agreements it has with each of its executive officers, Jonathan P. Mehlman, the Company’s chief executive officer and president, Paul C. Hughes, the Company’s general counsel and secretary, and Bruce A. Riggins, the Company’s chief financial officer and treasurer.

Pursuant to the amendments, for the 2020 fiscal year only (i) the annual cash bonus each executive is entitled to receive will be determined by the Company’s compensation committee in its sole discretion instead of being determined by the Company’s board of directors or compensation committee based on the achievement of individual and Company performance goals previously established by the Company’s board of directors or compensation committee, and (ii) each executive will not be entitled to receive an annual long-term incentive program award in the form of restricted stock units in respect of shares of the Company’s common stock (or any other equity award).

The summary of the amendments to the Company’s employment agreements with each of its executive officers contained herein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendments, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment, dated December 23, 2020, to Employment Agreement by and between Jonathan P. Mehlman and Hospitality Investors Trust, Inc.

10.2	Fourth Amendment, dated December 23, 2020, to Employment Agreement by and between Paul C. Hughes and Hospitality Investors Trust, Inc.

10.3	Third Amendment, dated December 23, 2020, to Employment Agreement by and between Bruce A. Riggins and Hospitality Investors Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: December 23, 2020	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President